Exhibit 99.1

CorpAcq to Go Public via Business Combination with Churchill Capital Corp VII

CorpAcq is a corporate compounder and preferred acquirer of founder-led small and medium-sized enterprises in the UK anchored by a diversified portfolio of 41 stable and profitable businesses

Transaction is expected to provide CorpAcq with capital to optimize its balance sheet and the opportunity to fund accelerated growth and scale with a broader acquisition pipeline

CorpAcq has grown revenue at an annual rate of 16% and adjusted EBITDA1 of 17% over the last 4 years including average organic revenue growth of 4% and subsidiary-level profit growth of 7%, respectively

Transaction implies an initial enterprise value of approximately $1.58 billion, providing an attractive entry point for Churchill VII’s shareholders at approximately 10x current year adjusted EBITDA

CorpAcq intends to initiate a dividend policy from closing targeting an attractive dividend yield that will be supported by free cash flow from current operations

ALTRINCHAM, England and NEW YORK August 1, 2023 – CorpAcq Holdings Limited (“CorpAcq”), a corporate compounder with a proven track record of acquiring and supporting founder-led businesses, and Churchill Capital Corp VII (“Churchill VII”) (NYSE: CVII), a special purpose acquisition company, announced today that they have entered into a definitive agreement for a business combination (the “transaction”). The transaction values CorpAcq at a pro forma enterprise value of approximately $1.58 billion and is expected to provide CorpAcq with up to $592 million in the cash held in Churchill VII’s trust account (assuming no redemptions), which will help facilitate advancing CorpAcq’s strategy and accelerating its growth initiatives. Upon closing of the transaction, the combined company (the “Company”) will operate as CorpAcq and intends to list on the New York Stock Exchange.

Based in Altrincham, England and founded in 2006, CorpAcq has cultivated a leading reputation as a “preferred buyer” for founder-led small and medium-sized enterprises (“SMEs”) based on its founder-friendly, management empowered value proposition and focus on investing for long-term performance. Through a disciplined approach, CorpAcq has acquired and built a diversified portfolio of well-established businesses in the UK with strong asset bases, high barrier to entry business models, profitable growth, free cash flow generation and experienced management teams who typically remain in-place after acquisition. As of the end of July 2023, CorpAcq's portfolio consists of 41 businesses. The average age of its existing portfolio of companies is greater than 30 years old with at least one member of the pre-acquisition management teams still represented in 98% of the acquired companies. CorpAcq is one of a small group of companies in the Northern European region that employ the compounder model of acquiring and holding small to medium-sized businesses, at least one of which has grown to a portfolio size of more than 225 companies.

CorpAcq’s approach to maintaining autonomy within its businesses and commitment to a perpetual ownership horizon has enabled it to purchase quality businesses at attractive single-digit multiples of cash flow and generate strong returns on investment. CorpAcq management helps to professionalize each business it acquires and provide a range of support functions that drive long-term operational improvements, growth, and sustainability. This acquisition strategy, supplemented by the current portfolio of mature and stable companies, creates an opportunity for investors to own a differentiated platform with a compelling combination of potential for earnings growth and strong risk-adjusted returns. Additionally, CorpAcq expects to initiate an annual dividend policy following the close of the transaction that is supported by the underlying cash flow generated from the current portfolio.

1 Adjusted EBITDA definition and reconciliation provided in the appendix.

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Churchill Capital is a leader in listed equity growth vehicles. Churchill Capital invests in, executes value-enhancement strategies for and provides other support for high-quality, entrepreneurial businesses in the public markets. Its public equity growth vehicles have a track record of acquiring profitable, growing businesses of scale. Churchill VII consummated its initial public offering in February 2021.

Simon Orange, Chairman and Founder of CorpAcq, said, “Today is an exciting milestone in CorpAcq’s history and validation of our team, our tremendous growth and our approach of partnering closely with and empowering portfolio companies to drive long-term performance. We are thrilled to partner with Churchill VII. With their team’s deep M&A and capital markets expertise, track record of value-added investing in companies as well as an extensive relationship network, we are confident that Churchill VII is the right partner to propel CorpAcq’s next phase of growth. As a public company, we believe CorpAcq will be better positioned to accelerate organic growth, expand our acquisition pipeline deeper in the UK and deliver compounding returns to shareholders, all while staying true to our ethos of fostering autonomy at our portfolio companies and investing over a long time horizon.”

Michael Klein, Chairman and CEO of Churchill VII, said, “When we launched Churchill VII, we wanted to identify a profitable, cash flow generating partner with strong management, a highly differentiated business model and clear growth opportunities. We believe CorpAcq fits all our criteria and more with its proven acquisition and operating strategy, established positioning in the UK SME space, track record of topline growth and profitability and talented management team. With its meaningful financial returns, current industry positioning, substantial cash flow to support dividends and upside potential to accelerate its acquisition pace in new markets, we believe the Company is a highly attractive opportunity for shareholders. We look forward to working with Simon and the rest of CorpAcq’s management team as we position this business for future success.”

CorpAcq Founder and Chairman Simon Orange will continue to lead the Company, along with Chief Executive Officer David Martin and the rest of CorpAcq’s seasoned leadership team.

Key CorpAcq Highlights

•	Track Record of Revenue Growth, Profitability and Cash Flow Generation: Since its inception, CorpAcq has delivered meaningful financial returns and sustained value over several economic cycles with prudent financial leverage. The Company has a record of organic topline growth and cash flow generation with a disciplined, lower-risk acquisition strategy that has diversified and enhanced the CorpAcq platform. From 2018 to 2022, CorpAcq reported a compound annual growth rate (CAGR) for revenue of 16%, with average organic growth outpacing the UK GDP, and an adjusted EBITDA[2] CAGR of 17% during the same period. CorpAcq exited 2022 at a run-rate of $850 million revenue and adjusted EBITDA of $133 million[3] and has added an additional $80 million of revenue and $12 million of subsidiary-level profit[4] from acquisitions year to date. This strong performance has continued into 2023 with organic subsidiary-level profit growth increasing by 8% in the first half of the year.

2 Adjusted EBITDA definition and reconciliation provided in the appendix.

3 Sum of FY2022 Adj. EBITDA for CorpAcq and incremental subsidiary-level profit from 2022 acquisitions

4 Subsidiary-level profit is measured as earnings before interest, tax, depreciation and amortization and excludes management fees to CorpAcq.

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•	Diversified Portfolio Aligned with Favorable End-Markets and Risk Mitigation: Anchored by stable, mature UK SMEs across multiple large industries, CorpAcq’s portfolio of 41 businesses creates diversification and helps contribute to overall portfolio resilience through economic cycles. CorpAcq’s businesses have a long, well-established history of operating successfully and are aligned with attractive industry trends in the UK with exposure to essential end-markets, providing a clear opportunity for organic growth to outperform GDP.
•	“Preferred Buyer” Status Driven by Management-Empowered Value Proposition: CorpAcq offers an alternative equity avenue for founders of SMEs who want to remain involved in their companies and empower existing management teams to accelerate business performance while maintaining their brand, identification, and legacy. CorpAcq looks to be a strategic partner to these businesses, helping to professionalize the operations and drive sustained operational improvements. This approach has allowed CorpAcq to become a “preferred buyer” for profitable, well-established, founder-led SMEs in the UK by maintaining autonomy within the business through a decentralized and scalable structure and holding the investment over a perpetual horizon.
•	Strong and Experienced Management Team: Led by Founder and Chairman Simon Orange and CEO David Martin, CorpAcq has a highly qualified and long-tenured management team that has a demonstrated track record of success with its established M&A playbook and operating business model. The leadership team brings together the necessary commercial knowledge, extensive networks and operational expertise to drive successful acquisitions and value creation.
•	Attractive and Growing Acquisition Pipeline: With its strong reputation and proprietary sourcing channels, CorpAcq has a robust pool of opportunities in its core UK market where there is a large total addressable market of more than 90,000 companies in key sectors to CorpAcq, including residential and nonresidential construction, manufacturing, infrastructure, industrials, transportation and consumer. In addition, the increased capital from the public markets and expertise from Churchill VII will provide CorpAcq the opportunity to scale its business model to target larger transactions and operate in new geographies over the medium-term.
•	Compelling Profile for Compounding Returns for Investors: CorpAcq offers an opportunity for shareholders to own a growth platform strategy that has generated high risk-adjusted returns at an attractive valuation. CorpAcq’s focus and discipline to acquire stable and profitable businesses at attractive single-digit multiples of cash flow have led to strong returns on investment and historical double-digit net income growth. In addition to strong earnings and revenue growth potential, CorpAcq is anticipated to have the capacity to deliver a strong annual dividend yield with a more flexible capital structure.

Summary of the Transaction

The transaction values CorpAcq at a pro forma enterprise value of $1.58 billion, providing an attractive entry point for Churchill VII shareholders with a discount to other leading European compounders. The transaction is expected to deliver up to $592 million in gross proceeds from the cash held in Churchill VII’s trust account (assuming no redemptions by Churchill VII shareholders). Upon completion of the transaction, CorpAcq expects to have up to approximately $199 million in cash on its balance sheet, of which $129 million is coming from transaction proceeds, to improve liquidity and financial flexibility, accelerate growth in its core UK market and expand its pipeline of acquisition opportunities. Assuming no redemptions, existing CorpAcq shareholders will receive up to approximately $257 million in cash as part of the transaction and are expected to own approximately 46% of the Company post-close (assuming no redemptions).

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In connection with the transaction, Churchill VII’s sponsor has elected to forfeit 15 million founder shares and unvest an additional 12.1 million shares to align with its shareholders and the long-term value creation and performance of CorpAcq.

The transaction, which has been approved by the Boards of Directors of CorpAcq and Churchill VII, is expected to close in late 2023 or early 2024 and is subject to approval by Churchill VII’s shareholders, Churchill VII having available cash at closing of at least $350 million net of transaction fees and other customary closing conditions.

Additional information about the transaction, including a copy of the merger agreement will be filed by Churchill VII in a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

Advisors

Citigroup Global Markets Inc. served as capital markets advisor to Churchill VII.

Duff & Phelps rendered a fairness opinion to the board of directors of Churchill VII in connection with the proposed transaction.

Reed Smith LLP served as legal counsel to CorpAcq.

Weil, Gotshal & Manges LLP served as legal counsel to Churchill VII.

Webcast Details

CorpAcq and Churchill VII will host a joint investor webcast to discuss the transaction at 12:00 PM ET on August 1, 2023.

To listen to the prepared remarks via telephone, please use the following information:

Date:	Tuesday, August 1, 2023
Time:	12:00 p.m. Eastern Time
U.S. dial-in number:	1-877-407-0784
International dial-in number:	1-201-689-8560

A telephone replay will be available through August 15. The webcast will be broadcast live and available for replay at https://viavid.webcasts.com/starthere.jsp?ei=1627767&tp_key=0892cef2a4. A copy of the investor presentation can be found via CorpAcq's website at corpacq.com.

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About CorpAcq Holdings Limited

CorpAcq is a corporate compounder founded in 2006 with deep commercial experience and a diversified portfolio of 41 companies across more than seven industries. The company has a proven track record of unlocking business potential, profitability and long-term growth for small and medium-sized enterprises (SMEs) through its established M&A playbook and decentralized operational approach. Its leaders develop close relationships with management and shareholders to support them with financial and strategic expertise and lean on existing management to utilize the strategies that made their business successful. The company is headquartered in the United Kingdom.

About Churchill Capital Corp VII

Churchill Capital Corp VII was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

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Forward-Looking Statements

This communication includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Churchill VII and CorpAcq have based these forward looking statements on each of its current expectations and projections about future events. These forward looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and operational metrics. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of CorpAcq’s and Churchill VII’s management and are not predictions of actual performance. Nothing in this communication should be regarded as a representation by any person that the forward looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. These forward looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions. Many actual events and circumstances are beyond the control of Churchill VII and CorpAcq. These forward looking statements are subject to known and unknown risks, uncertainties and assumptions about Churchill VII and CorpAcq that may cause each of its actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward looking statements. Such risks and uncertainties include changes in domestic and foreign business changes in the competitive environment in which CorpAcq operates; CorpAcq's ability to manage its growth prospects, meet its operational and financial targets, and execute its strategy; the impact of any economic disruptions, decreased market demand and other macroeconomic factors, including the effect of the COVID 19 pandemic, to CorpAcq's business, projected results of operations, financial performance or other financial metrics; expectations as to future growth in demand for CorpAcq's products and services; CorpAcq's ability to maintain and develop its IT systems or data storage, including the security of its product offering, or anticipate, manage or adopt technological advances within its industry; CorpAcq's reliance on its senior management team and key employees; risks related to liquidity, capital resources and capital expenditures; failure to comply with applicable laws and regulations or changes in the regulatory environment in which CorpAcq operates; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries that CorpAcq may face; assumptions or analyses used for CorpAcq's forecasts proving to be incorrect and causing its actual operating and financial results to be significantly below its forecasts; CorpAcq failing to maintain its current level of acquisitions or an acquisition not occurring as planned and negatively affecting operating results; the inability of the parties to successfully or timely consummate the proposed transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transactions or that the approval of the shareholders of Churchill VII is not obtained; the risk that shareholders of Churchill VII could elect to have their shares redeemed by Churchill VII, thus leaving the combined company insufficient cash to complete the proposed transactions or grow its business; the outcome of any legal proceedings that may be instituted against CorpAcq or Churchill VII following announcement of the proposed transactions; failure to realize the anticipated benefits of the proposed transactions; risks relating to the uncertainty of the projected financial information with respect to CorpAcq; the effects of competition; changes in applicable laws or regulations; the ability of CorpAcq to manage expenses and recruit and retain key employees; the ability of Churchill VII or the combined company to issue equity or equity linked securities in connection with the proposed transactions or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the impact of the global COVID 19 pandemic or any future pandemic on CorpAcq, Churchill VII, the combined company’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; those factors discussed in Churchill VII’s Quarterly Reports filed by Churchill VII with the SEC on Form 10-Q and the Annual Reports filed by Churchill VII with the SEC on Form 10-K, in each case, under the heading “Risk Factors,” and other documents filed, or to be filed, with the SEC by Churchill VII. If any of these risks materialize or CorpAcq’s or Churchill VII’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward looking statements. There may be additional risks that neither CorpAcq nor Churchill VII presently know or that CorpAcq and Churchill VII currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward looking statements. In addition, forward looking statements reflect CorpAcq’s and Churchill VII’s expectations, plans or forecasts of future events and views as of the date of this communication. CorpAcq and Churchill VII anticipate that subsequent events and developments will cause CorpAcq’s and Churchill VII’s assessments to change. However, while CorpAcq and Churchill VII may elect to update these forward looking statements at some point in the future, CorpAcq and Churchill VII specifically disclaim any obligation to do so. These forward looking statements should not be relied upon as representing CorpAcq and Churchill VII’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward looking statements. An investment in CorpAcq or Churchill VII is not an investment in any of CorpAcq’s or Churchill VII’s founders’ or sponsors’ past investments or companies or any funds affiliated with any of the foregoing. The historical results of these investments are not indicative of future performance of CorpAcq or Churchill VII, which may differ materially from the performance of past investments, companies or affiliated funds.

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Non-GAAP Financial Measures

This communication includes Adjusted EBITDA, which is not presented in accordance with UK GAAP. Adjusted EBITDA is not a measure of financial performance in accordance with UK GAAP or any other GAAP and may exclude items that are significant in understanding and assessing CorpAcq’s financial results. Therefore, Adjusted EBITDA should not be considered in isolation or as an alternative to net income or other measures of profitability or performance under UK GAAP or any other GAAP. You should be aware that CorpAcq’s presentation of Adjusted EBITDA may not be comparable to similarly-titled measures used by other companies.

CorpAcq believes Adjusted EBITDA provides useful information to management and investors regarding certain financial and business trends relating to CorpAcq’s financial condition and results of operations. CorpAcq believes that the use of Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing CorpAcq’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Adjusted EBITDA is subject to inherent limitations as it reflects the exercise of judgments by management about which expense and income are excluded or included in determining Adjusted EBITDA.

Use of Projections

This communication contains certain financial forecast information of CorpAcq, including, but not limited to, estimated results for fiscal year 2023, including Adjusted EBITDA and the Company's long-term business model. Such financial forecast information constitutes forward-looking information, and is for informational purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements“ above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this communication, and inclusion of such information in this communication should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. None of CorpAcq's or Churchill's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this communication, and, accordingly, neither of them have expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this communication. In addition, the analyses of the CorpAcq and Churchill contained herein are not, and do not purport to be, appraisals of the securities, assets or business of CorpAcq or Churchill.

Additional Information and Where to Find It

In connection with the proposed transactions, CorpAcq or Churchill VII (or an affiliate of CorpAcq) is expected to file a registration statement on Form F-4 or any other applicable form (the “Registration Statement”) with the SEC, which will include preliminary and definitive proxy statements to be distributed to Churchill VII’s shareholders in connection with Churchill VII’s solicitation for proxies for the vote by Churchill VII’s shareholders in connection with the proposed transactions and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Churchill VII’s shareholders in connection with the completion of the proposed transactions. After the Registration Statement has been filed and declared effective, Churchill VII will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date established for voting on the proposed transactions. This communication does not contain all the information that should be considered concerning the proposed transactions and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transactions. Before making any voting or other investment decisions, Churchill VII’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus statement and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Churchill VII’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed transactions, as well as other documents filed with the SEC by Churchill VII in connection with the proposed transactions, as these documents will contain important information about CorpAcq, Churchill VII and the proposed transactions. Shareholders may obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed by Churchill VII with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp VII at 640 Fifth Avenue, 12th Floor, New York, NY 10019.

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Participants in the Solicitation

CorpAcq, Churchill VII, Churchill Sponsor VII LLC and their directors and executive officers may be deemed participants in the solicitation of proxies from Churchill VII’s shareholders with respect to the proposed transactions. A list of the names of Churchill VII’s directors and executive officers and a description of their interests in Churchill VII is set forth in Churchill VII’s filings with the SEC (including Churchill VII’s prospectus related to its initial public offering filed with the SEC on February 16, 2021 and Annual Reports filed by Churchill VII with the SEC on Form 10-K) and are available free of charge at the SEC’s website located at www.sec.gov, or by directing a written request to Churchill Capital Corp VII at 640 Fifth Avenue, 12th Floor, New York, NY 10019. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the definitive proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a proxy statement or solicitation of a proxy, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Media Contact

Christina Stenson / Michael Landau

Gladstone Place Partners

(212) 230-5930

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Appendix

EBITDA and Adjusted EBITDA Non-GAAP Reconciliation

(in millions)

	FY2018A	FY2019A	FY2020A	FY2021A	FY2022A	FY2023E
Net Income	$2	$12	$0	$22	$25	$35
Add back:
Interest Expense	29	33	34	33	36	48
Tax Expense	5	5	5	14	9	11
Other Adjustments	(0)	(4)	(0)	0	-	-
Depreciation & Amortization	35	40	44	49	54	58
EBITDA	$70	$86	$83	$117	$124	$152
Adjustments:
Non-Recurring Capital Raise Costs	-	-	-	-	2	-
Non-Recurring Legal and Insurance Costs	-	-	-	-	1	-
Subsidiary Share-Based Compensation	-	-	1	1	1	-
Adjusted EBITDA (1)	$70	$86	$84	$118	$129	$152

Note: Financial information based on UK GAAP audits and has not been audited in accordance with PCAOB standards.

(1) Adjusted EBITDA is earnings before interest, taxes, depreciation and amortization adding back any one-time costs related to previous capital raises and share-based deferred compensation

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